Exhibit 99.1

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP. ANNOUNCES CONTRIBUTIONS TO TRUST ACCOUNT IN CONNECTION WITH PROPOSED EXTENSION

Winter Park, Florida, July 24, 2023 — Integrated Rail and Resources Acquisition Corp. (NYSE: IRRX) (the “Company”) today announced several actions being undertaken in anticipation of the previously announced annual meeting of stockholders of the Company to be held at 10:00 a.m. Eastern Time on August 8, 2023 (the “Annual Meeting”) for the purpose of considering and voting on, among other proposals, a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from August 15, 2023 to September 15, 2023, and to allow the Company, without another stockholder vote, to further extend such date to consummate a business combination on a monthly basis up to five (5) times by an additional one (1) month each time after September 15, 2023 or later extended deadline date, by resolution of the Company’s board of directors, if requested by DHIP Natural Resources Investments, LLC, a Delaware limited liability company (the “Sponsor”), upon five days’ advance notice prior to the applicable deadline date, until February 15, 2024, or a total of up to six (6) months after August 15, 2023 (such date as extended, the “Deadline Date”), unless the closing of an initial business combination shall have occurred prior thereto.

Contributions to Trust Account

If the Extension is approved at the Annual Meeting and implemented by the Company, the Sponsor or its designee(s) will deposit into the trust account the lesser of $140,000 and $0.035 per public share for the period from August 15, 2023 to September 15, 2023 and each applicable month thereafter in which the Deadline Date is extended (the amount of $140,000 currently representing $0.035 per public share if 4,000,000 public shares remain outstanding following redemptions in connection with the Extension), as a loan (a “Contribution”, and the Sponsor or its designee(s) making such Contribution, each a “Contributor”), on each of August 15, 2023 and the 15th day of each subsequent calendar month (if extended) until (but excluding) February 15, 2024 (each such date, a “Contribution Date”). The Company has not asked the Sponsor to reserve for, nor has the Company independently verified whether the Sponsor will have sufficient funds to satisfy, any such Contributions.

If a Contributor fails to make a Contribution by an applicable Contribution Date, the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Company’s charter. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Deadline Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated, otherwise forgiven or further extended to a later deadline date in the event the Company’s stockholders approve another applicable amendment to the Company’s charter. Any Contribution is conditioned on the approval of the requisite proposals at the Annual Meeting and the implementation of the Extension. No Contribution will occur if such proposals are not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Deadline Date, any obligation to make Contributions will terminate.

Trust Funds Will Not Be Withdrawn to Pay Excise Taxes

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemptions of public shares on or after January 1, 2023, including in connection with the Extension, may be subject to such excise tax. The Company confirms that if the Extension is implemented, it will not, under any circumstances, withdraw any amounts from the trust account, including interest earned on the funds held in the trust account, to pay for the 1% excise tax that may become due under the IR Act.

Funds in Trust Account

The funds in the trust account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act.

However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we are currently assessing the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations and money market funds held in the trust account on or before November 10, 2023, the expiry of the 24-month anniversary of the effective date of the Company’s IPO Prospectus, and to hold all funds in the trust account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the trust account and thereafter to hold all funds in the trust account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO registration statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the Annual Meeting, and instead hold all funds in the trust account in as cash items which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

About Integrated Rail and Resources Acquisition Corp.

Integrated Rail and Resources Acquisition Corp. is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Although the Company’s search for a target business is not limited to a particular industry or geographic region, it has initially focused on pursuing business combinations in North America with railroad companies that transport bulk commodities, terminal companies that transload bulk commodities to and from railroads and pipelines, trucks, and ports, the companies that produce bulk commodities moved by railroads in large volumes, and the rail cars that are used to transport bulk commodities.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the approval of certain proposals at the Annual Meeting, implementation of the Extension or any Contributions to the trust account, any excise tax liabilities of the Company under the IR Act, liquidation of any securities held in the trust account, placement of funds held in the trust account in an interest-bearing demand deposit account being permitted by the trustee of the trust account or current or future interest rates on funds held in the trust account. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the definitive proxy statement related to the Annual Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 17, 2023 (the “Definitive Proxy Statement”), the Company’s most recent Annual Report on Form 10-K and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

Further information related to attendance, voting and the proposals to be considered and voted on at the Annual Meeting is described in the Definitive Proxy Statement, which has been mailed to the Company’s stockholders of record as of the record date for the Annual Meeting. Investors and security holders of the Company are advised to read the Definitive Proxy Statement because it contains important information about the Annual Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Integrated Rail and Resources Acquisition Corp., 400 W. Morse Boulevard, Suite 220, Winter Park, FL 32789.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Annual Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

Contacts

William Lane
wlane@dhipgroup.com